EXHIBIT 10D

                         RODNEY I. SMITH PROMISSORY NOTE


                                 PROMISSORY NOTE

$ 720,000.00                                                January 2, 1996
-------------                                               ---------------

     FOR VALUE RECEIVED, the undersigned (the "Maker"), promises to pay to the order of Smith-Midland Corporation, ("the Corporation"), a Delaware corporation with its principal place of business at Route 28, P.O. Box 300 Midland, Virginia ("Payee") on or before April 1, 2003 (the "Payment Date"), the principal sum of Seven Hundred Twenty Thousand Dollars ($720,000.00) together with interest at the rate of 6% simple interest per annum, which interest shall be paid quarterly beginning on June 30,1996, and thereafter on the last business day of September, December, March, and June, and which principal sum shall be paid, annually in accordance with Schedule 1 annexed hereto.

     1. PAYMENTS OF PRINCIPAL AND INTEREST. Subject to the provisions contained and referred to herein, the Maker shall pay the principal and interest in accordance with Schedule 1 on or before the Payment Date. Payments may be accepted in the formof Smith-Midland Corporation Common Stock, valued at fair market value.

     2. ALLOCATION OF PAYMENTS. All payments shall be first allocated to payment of interest and then to payment of principal.

     3. DEFAULT IN PAYMENT. For the purpose of this Note, a default shall, at the option of the Board of Directors of the Corporation (the "Board"), be deemed to exist if the Maker shall fail to make payment on the Payment Date described herein for more than thirty (30) days after written notice from the Corporation. In the event of any default described above, the Board may, at its option, demand payment of any amount then due and payable under the terms of this Note from the Maker as follows: Upon the occurrence and continuation past the cure periods specified hereof of any default, the Board, at its option, upon written notice to the Maker, may declare the unpaid principal hereof and accrued interest thereon to be immediately due and payable without presentment, demand, protest or further notice, all of which are hereby expressly waived, and enforce its rights as a secured party. No course of dealing or conduct and no delay on the part of the Payee in exercising any right hereunder shall operate as a waiver thereof and no consent or waiver in any instance shall operate as waiver in any other instance. To be effective, any waiver must be in writing and signed by the Board.

     4. PREPAYING. The Maker may prepay all or part of this Note at any time without further interest or penalty.

     5. SUCCESSORS AND ASSIGNS. This Note shall inure to the benefit of the successors and assigns of the Corporation and be binding upon the Maker and his heirs, executors, administrators, successors and assigns, provided that Payee may not assign or transfer this Note without the prior written consent of the Maker.

     6. CONSTRUCTION. This Note shall be governed by and construed in accordance with, the laws of the State of Virginia (without regard to the conflict of law principles thereof).

     7. WAIVERS. No waiver of any right hereunder by any party shall operate as a waiver of any other right or of the same right with respect to any subsequent occasion for its exercise, or of any right to damages. No waiver by any party of any breach of the Maker's obligations hereunder shall be held to constitute a waiver of any other breach or a continuation of the same breach. All remedies provided by this Note are in addition to all other remedies provided by law. This Agreement may not be amended except in a writing signed by the parties hereto.

     8. UNENFORCEABILITY. If any provision of this Note shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provisions and of the entire Note shall not be affected thereby.

     9. COUNTERPARTS. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10. ENTIRE AGREEMENT. This Note represents the complete agreement of the parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings, including but not limited to all previous promissory notes issued by the Maker to the Payee.

     Signed as of the date first written above.



                             By:   s/s Rodney I. Smith
                                ---------------------------
                                Rodney I. Smith, Maker

Agreed and Acknowledged


SMITH-MIDLAND CORPORATION

BY:  /s/ Scott J. Friberg
   ------------------------
           Payee